UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 17, 2006


                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


        NEW JERSEY                   0-30121                 22-2050748
(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
             OR STANDARD; TRANSFER OF LISTING.

(a) On April 17, 2006, Ulticom, Inc. (the "Company") received a Staff Determination letter from The NASDAQ Stock Market indicating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because the Company did not timely file its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 with the Securities and Exchange Commission. The notice provides that, as a result of the failure to timely make such filing, the Company's common stock will be delisted from The NASDAQ National Market, subject to the Company's ability to appeal for review of such action by the NASDAQ Listing Qualifications Panel (the "Panel"). The Company will request a hearing before the Panel to review the Staff Determination letter and to seek continued listing of its stock for a period pending completion of its review and the preparation and filing of the requisite report. Under NASDAQ Marketplace Rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the Panel. There can be no assurance that the Panel will grant the Company's request for continued listing. Pending a decision by the Panel, the Company's common stock will remain listed on The NASDAQ National Market.

As previously announced by the Company, it did not file on April 17, 2006, the due date, its Annual Report on Form 10-K for the year ended January 31, 2006 pending completion of a review by its Audit Committee of its stock option grants and the completion of a review by the Company's majority shareholder, Comverse Technology, Inc., of its stock option grants, some of which affect the Company's financial statements. The review by the Company's Audit Committee is in its final stages, and Ulticom believes that it will be able to release its Form 10-K Annual Report for the year ended January 31, 2006 promptly after Comverse has completed its review.

The Company issued a press release with regard to the notice it received from NASDAQ on April 20, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Note: This Form 8-K contains "forward-looking statements" for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the Audit Committee's review of matters relating to the Company's stock option awards, including but not limited to the accuracy of the stated grant dates of option awards and whether proper corporate procedures were followed in connection with such awards; the results of Comverse's review of its stock option awards as applicable to employees of the Company; the impact of any restatement of the financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file required reports with the Securities and Exchange Commission; the risks that may be associated with potential claims and proceedings relating to such matters, risk associated with the Company's inability to meet the requirements of the NASDAQ Stock Market for continued listing of the Company's shares; risks associated with the development and acceptance of new products and product features; risks associated with the Company's dependence on a limited number of customers for a significant percentage of the Company's revenues; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; aggressive competition that may force the Company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the Company's business and with increased expenditures; risks associated with holding a large proportion of the Company's assets in cash equivalents and short-term investments; risks associated with the Company's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the Company's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the Company's products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the Company's products with those of equipment manufacturers and application developers and the Company's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the Company's reliance on a limited number of independent manufacturers to manufacture boards for the Company's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the


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
Company's intellectual property rights and the inappropriate use by others of the Company's proprietary technology; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the Company operates; and other risks described in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All documents are available through the SEC's website at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

        Exhibit No.                          Description
        -----------                          -----------

         99.1               Press Release of Ulticom, Inc. dated April 20, 2006












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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTICOM, INC.


Date:  April 20, 2006                         By:      /s/ Mark Kissman
                                                      --------------------------
                                              Name:   Mark Kissman
                                              Title:  Chief Financial Officer
















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
                                  EXHIBIT INDEX


      Exhibit No.                          Description
      -----------                          -----------

        99.1               Press Release of Ulticom, Inc. dated April 20, 2006
















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